SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549


F O R M  8-K


Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) January 2, 1997

           BOSTON CAPITAL TAX CREDIT FUND IV L.P.
     (Exact name of registrant as specified in its charter)


                            Delaware
         (State or other jurisdiction of incorporation)


33-70564                                      04-3208648
(Commission File Number)          (IRS Employer Identification No. )



c/o Boston Capital Partners, Inc.,
One Boston Place, Boston, Massachusetts          02108
(Address of principal executive offices)
(Zip
Code)


Registrant's telephone number, including area code (617) 624-8900

                            None
 (Former name or former address, if changed since last report)


Item 5.  Other Events

    On January 2, 1997, Boston Capital Tax Credit Fund IV L.P., a Delaware limited partnership, specifically Series 25 thereof (the "Partnership"), completed various agreements relating to Century East Apartments II Limited
Partnership, a North Dakota limited partnership (the "Operating Partnership"), including a Second Amended and Restated Agreement and Certificate of Limited
Partnership of the Operating Partnership dated as of December 1, 1996
(the
"Operating Partnership Agreement"), pursuant to which the Partnership acquired a limited partner interest in the Operating Partnership. Capitalized terms used and not otherwise defined herein have their meanings set forth in the
Operating Partnership Agreement, a copy of which is attached hereto as Exhibit
(2)(a).

    The Operating Partnership owns and operates an apartment complex in
Bismarck, North Dakota which is known as Century East Apartments II (the "Apartment Complex"). The Apartment Complex consists of 1 one-bedroom unit,
13 two-bedroom units and 10 three-bedroom units. The Apartment Complex is currently fully occupied.

    Construction financing in the amount of $550,000 was provided by Northwestern Savings Bank, f.s.b. Permanent mortgage financing in the amount of $550,000 (the "Mortgage Loan") has been provided by Northwestern Savings
Bank, f.s.b. The Mortgage Loan has a 30-year term and a 30-year amortization schedule. The Mortgage Loan bears interest at an adjustable rate equal to 350 basis points over the 11th District Cost of Funds.

    100% of the apartment units (24 units) in the Apartment Complex are believed to qualify for the low-income housing tax credit (the "Tax Credits") under Section 42 of the Internal Revenue Code of 1986, as amended (the "Code").

    The General Partner is R.S., Inc. of Valley City, North Dakota.
The
General Partner has developed in excess of 500 multi-family projects throughout North Dakota including 7 projects which generate Tax Credits.

    Valley Rental Service serves as the management agent for the Apartment
Complex (the "Management Agent"). The Management Agent will receive a monthly fee from the Operating Partnership equal to 5% of net income received during the previous month.

    The Partnership acquired its interest in the Operating Partnership directly from the Operating Partnership in consideration of an agreement to make a Capital Contribution of $371,183 which has been or will be payable to the Operating Partnership in four (4) Installments as follows:

    1.   $185,592 on the latest of (i) the Admission Date, (ii) Tax
Credit
Set Aside,  (iii) Construction Mortgage Closing or (v) Permanent
Mortgage Commitment;

    2. $92,796 on the latest of (i) the Completion Date, (ii) Cost Certification, (iii) State Designation, (iv) receipt of an updated title insurance policy satisfactory to the Investment Limited Partner, (v) receipt of a payoff letter from the Project's general contractor stating that all amounts payable to it have been paid in full and that the Operating Partnership has complied with the terms of the Construction Contract or (vi) receipt by the Investment Limited Partner of an estoppel letter from the Construction Lender;

    3.   $74,236 on the latest of (i) Rental Achievement, (ii)
Permanent
Mortgage Commencement, (iii) Initial 100% Occupancy Date or (iv) satisfaction of all conditions to the payment of the First
Installment; and

    4. $18,559 on the date on which the Partnership receives the Operating Partnership's tax return for the year in which Rental
Achievement occurred.

    The total Capital Contribution of the Partnership to the Operating Partnership is based on the Operating Partnership receiving $742,440 of Tax
Credits, of which $618,642 will be allocated to the Partnership as the Investment Limited Partner of the Operating Partnership during the 9-year period commencing in 1996. The Special Limited Partner of the Operating Partnership is BCTC 94, Inc., an affiliate of the Partnership.

    The Partnership believes that the Apartment Complex is adequately insured.

    Ownership interests in the Operating Partnership are as follows, subject in each case to certain priority allocations and distributions:

                Normal        Capital         Cash
                Operations    Transactions    Flow

General Partner    1%         50%             80%

Partnership       99%         49.99%          20%

Special Limited    0%          0.01%           0%
Partner

    The Partnership used the funds obtained from the payments of the holders of its beneficial assignee certificates to make the acquisition of its interest in the Operating Partnership.

    Boston Capital Communications Limited Partnership ("BCCLP"), an affiliate of the general partner of the Partnership, or another affiliate thereof, will receive an annual Asset Management Fee commencing in 1996 from the Operating Partnership for services in connection with the Operating Partnership's accounting matters and the preparation of tax returns and reports to the Partnership. The Asset Management Fee will be in an annual amount equal to the lesser of (i) $3,000 or (ii) one-half of one per cent
(0.5%) of the Aggregate Cost of the Apartment Complex.  The Asset
Management
Fee for each fiscal year will be payable from Cash Flow in the manner and priority set forth in Article X of the Operating Partnership Agreement. To the extent Cash Flow in any year is insufficient to pay the entire amount of the Asset Management Fee, the amount of such deficiency shall be paid directly by the General Partner to BCCLP as an Affiliate thereof from its own funds.

    The Operating Partnership will pay to the General Partner an Annual
Partnership Management Fee commencing in 1996 for its services in connection with managing the day-to-day business of the Operating Partnership in an amount equal to the lesser of (i) $3,000 per annum or (ii) the excess of
(A)
one-half of one percent (0.5%) of the Aggregate Cost of the Apartment Complex over (B) the amount of the Asset Management Fee attributable to such year.
The Annual Partnership Management Fee for each fiscal year will be payable from Cash Flow in the manner and priority set forth in Article X of the Operating Partnership Agreement.

Item 7.  Exhibits.


(a) and (b) There is no meaningful current or historic financial information is available at this time.

(c) Exhibits.

(1) (a)1 Form of Dealer-Manager Agreement between Boston
Capital Services, Inc. and the Registrant
(including, as an exhibit thereto, the form of Soliciting Dealer Agreement)

(2)(a) Second Amended and Restated Agreement and
Certificate of Limited Partnership of Century
East Apartments II Limited Partnership

(2)(b) Certification and Agreement of Century East
Apartments II Limited Partnership

(4)(a)2 Agreement of Limited Partnership of the
Partnership

(16) None

(17) None

(21) None

(24) None

(25) None

(28) None

_______________


1 Incorporated by reference to Exhibit (1) to Registration Statement No. 33-70564 on Form S-11, as filed with the Securities and Exchange Commission.

2 Incorporated by reference to Exhibit (4) to Registration Statement No. 33-99602 on Form S-11, as filed with the Securities and Exchange Commission.


SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated: March 21, 1997


BOSTON CAPITAL TAX CREDIT FUND IV L.P.


By:  Boston Capital Associates IV L.P.,
its General Partner


By:  C&M Associates, d/b/a Boston
Capital Associates, its
General Partner


By:  /s/ Herbert F. Collins
Herbert F. Collins, Partner


BOS2: 53166_1

17537/1229